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MacDermid  Incorporated  Newsline
245 Freight Street
Waterbury,  CT  06702
Tel  (203)  575-5700


                              Earnings Announcement
                             WATERBURY, CONNECTICUT
                               February 9th, 2004
                              FOR IMMEDIATE RELEASE

Fourth Quarter diluted earnings per share $0.45 up 36% on a comparable non-GAAP basis
                         Q4 Owner Earnings $23.9 million



MacDermid, Incorporated, a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and graphic arts industries, today reports earnings for its quarter and year ended December 31, 2003.

Quarter ended December 31, 2003 compared to December 31, 2002
Earnings for the fourth quarter were $19.3 million or $0.63 per diluted share compared to a loss of $16.3 million or $(0.51) per share in the prior year quarter.

Included in earnings is $5.6 million, $0.18 per share arising from discontinued operations as a result of the disposal of Eurocir, a majority-owned subsidiary. Earnings from continuing operations of $0.45 per share compare to $0.33 in the prior year quarter as presented in the table below.
Proprietary sales of $151.5 million increased by 5% or $7.3 million, and total sales were $162.1 up $5.2 million or 3.3%. Favorable currency exchange rates aided total sales by $11.8 million, proprietary sales by $9.8 million, and earnings by $0.8 million or $0.03 per share. Owner Earnings, a measure of free cash flow, were $ 23.9 million.


Year ended December 31, 2003 compared to year ended December 31, 2002
Total sales from continuing operations increased to $619.9 million, up $8.4 million or 1.4%. Favorable currency exchange rates aided total sales by $38.8 million or 6%, and earnings by $ 3.1 million or $0.10 cents per share. Earnings per share on a diluted basis was $1.80 as compared to $0.29 in 2002. On a non-GAAP basis earnings per share increased from $1.10 to $1.55 up 41% as presented in the table below.

Disposal of Eurocir Joint Venture
During the December 2003 quarter the company sold its interest in its 60% owned subsidiary company, Eurocir, resulting in a gain of $0.18 cents per share. This operation comprised the Electronics manufacturing segment and pursuant to current accounting literature these operations are reported for both current and prior years as discontinued operations.

Affect of accounting change and SFAS 150
The company adopted SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Debt", as required during the September 2003 quarter. The SFAS required MacDermid to recognize in the Income Statement the gain on the call and put for the repurchase of stock arising from the previously announced agreement with CVC.

Effect on E P S
In order to better understand the underlying change in Earnings per Share we present this table to reconcile GAAP and non-GAAP earnings


                                             December    Quarter   Year
                                             ---------  ---------  -----
                                                  2003      2002    2003    2002
                                             ---------  ---------  -----  -------
GAAP diluted E P S (loss) as reported . . .  $    0.63  $  (0.51)  $1.80  $ 0.29
Add December 2002 impairment, asset
write down and restructuring charges. . . .          -  $  (0.13)      -  $(0.13)
                                             ---------  ---------  -----  -------
E P S after impairment & restructure. . . .  $    0.63  $  (0.38)  $1.80  $ 0.42
Effect of discontinued operations . . . . .  $    0.18  $  (0.71)  $0.18  $(0.68)
Effect of CVC stock repurchase in September          -         -   $0.07       -
                                             ---------  ---------  -----  -------
Comparable non-GAAP E P S from
continuing operations . . . . . . . . . . .  $    0.45  $  0.33*   $1.55  $1.10*
                                             ---------  ---------  -----  -------



*Last year in December we reported earnings per share of $0.35 for the quarter and $1.14 for the year. This included $0.02 for the quarter and $0.04 for the year of earnings from Eurocir, exclusive of the goodwill and asset impairment charge in December 2002, which has been reclassified to discontinued operations as a result of the disposal of this segment.

Daniel Leever, Chairman and CEO said, "We are proud and pleased to report much improved Earnings Per Share in the quarter as we finished up a solid if not outstanding year after two difficult years. Although the external environment was still challenging this quarter we again controlled what we could. Sequentially sales and operating profits improved off seasonal lows. Owner earnings were a solid $23.9 million. For the full year we generated $80 million in cash which enabled us to extinguish all our senior bank loans leaving only $301 million subordinated debt due in 2011. This free cash also enabled us to buy back 2.2 million of our shares for $51.8 million and still end up with over
$60 million in cash at year end.   The lower debt and lower share count were the
predominant factors in a quarterly 36%, and a yearly 41% increase in Earnings per Share before other non operating gains.

An important non-financial move was made with the promotion of Stephen Largan to Executive Vice President Operations. Stephen was the executive who lead the successful turn around of our Printing Solutions business after the acquisition of PTI. This promotion signifies we believe there is more room for improvement operationally. Stephen and I will be working hand in hand with the dual focus of maximizing organizational efficiency and driving our innovation process.

In the quarter we closed on the divestiture of our partial interest in the
Eurocir Group.   This closed the chapter in a financially disappointing
investment in a once promising technology called ViaTek. The Eurocir group will transition from partner to customer. We look forward to a long and fruitful relationship with these fine people.

It is difficult to forecast 2004. There do appear to be signs of improved business conditions, so we are hopeful we will enjoy a prosperous year."


Note:
Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.
Website: http://www/macdermid.com


                              MacDermid, Incorporated

                         NYSE - MRD
                         CUSIP 554273 10 2

   February 9,2004

This report and other Corporation reports and statements describe many of the positive factors affecting the Corporation's future business prospects. Investors should also be aware of factors that could have a negative impact on those prospects. These include political, economic or other conditions such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the business; competitive products, advertising, promotional and pricing activity; the degree of acceptance of new product introductions in the marketplace; technical difficulties which may arise with new product introductions; and the difficulty of forecasting sales at certain times in certain markets.




MacDermid, Incorporated
Condensed Consolidated Summary of Earnings


inThousands, except share and per share
amounts
                                                                                    Three
                                                        Three                       Months        Twelve
                                                        Months        Ended         Ended         Months        Ended
                                                      Dec. 31st     Dec. 31st     Sep. 30th     Dec. 31st     Dec. 31st
                                                         2003          2002          2003          2003          2002
                                                     ------------  ------------  ------------  ------------  ------------
Proprietary sales . . . . . . . . . . . . . . . . .  $   151,456   $   144,140   $   140,278   $   582,542   $   575,567
Other sales . . . . . . . . . . . . . . . . . . . .       10,649        12,765         9,380        37,344        35,923
                                                     ------------  ------------  ------------  ------------  ------------
Total net sales . . . . . . . . . . . . . . . . . .  $   162,105   $   156,905   $   149,658   $   619,886   $   611,490
                                                     ------------  ------------  ------------  ------------  ------------
Gross margin. . . . . . . . . . . . . . . . . . . .       74,363        65,620        69,917       290,615       274,478
  GM %. . . . . . . . . . . . . . . . . . . . . . .         45.9%         41.8%         46.7%         46.9%         44.9%

Selling,technical,administrative expense. . . . . .       46,926        43,673        46,347       188,164       184,123

-------------------------------------------------------------------------------------------------------------------------
  subtotal operating profit before amortization . .       27,437        21,947        23,570       102,451        90,355
  OP %. . . . . . . . . . . . . . . . . . . . . . .         16.9%         14.0%         15.7%         16.5%         14.8%
-------------------------------------------------------------------------------------------------------------------------

Amortization. . . . . . . . . . . . . . . . . . . .          889         1,528           792         3,301         6,222
                                                     ------------  ------------  ------------  ------------  ------------
Operating profit (loss) . . . . . . . . . . . . . .       26,548        20,419        22,778        99,150        84,133

Other (income) expense, net . . . . . . . . . . . .       (1,142)          930        (2,833)       (4,314)        2,651
Interest expense, net . . . . . . . . . . . . . . .        7,586         8,579         7,430        30,178        33,883
                                                     ------------  ------------  ------------  ------------  ------------

Earnings (loss) before income taxes, discontinued
  operations and cumulative effect of accounting
change. . . . . . . . . . . . . . . . . . . . . . .       20,104        10,910        18,181        73,286        47,599
Income tax (expense) benefit. . . . . . . . . . . .       (6,446)       (4,378)       (5,820)      (23,465)      (16,122)
                                                     ------------  ------------  ------------  ------------  ------------
Earnings from continuing operations . . . . . . . .       13,658         6,532        12,361        49,821        31,477
Discontinued operations . . . . . . . . . . . . . .        5,632       (22,853)           66         5,592       (22,128)
Cumulative effect of accounting change. . . . . . .            0             0         1,014         1,014             0

                                                     ------------  ------------  ------------  ------------  ------------
Net earnings (loss) . . . . . . . . . . . . . . . .  $    19,290      ($16,321)  $    13,441   $    56,427   $     9,349
                                                     ============  ============  ============  ============  ============

Continuing operations per share . . . . . . . . . .  $      0.45   $      0.20   $      0.40   $      1.59   $      0.97
Discontinued operations per share . . . . . . . . .  $      0.18        ($0.71)  $      0.00   $      0.18        ($0.68)
Cumulative effect of accounting change per share. .  $      0.00   $      0.00   $      0.03   $      0.03   $      0.00
                                                     ------------  ------------  ------------  ------------  ------------
Diluted earnings (loss) per share . . . . . . . . .  $      0.63        ($0.51)  $      0.43   $      1.80   $      0.29
                                                     ============  ============  ============  ============  ============

Diluted average common shares outstanding . . . . .   30,501,615    32,234,427    31,059,431    31,430,398    32,475,155






MacDermid, Incorporated
Sales and Margins by Regrion


inThousands
                                           Three                   Three Months     Twelve
                                          Months        Ended         Ended         Months        Ended
                                         Dec. 31st    Dec. 31st     Sep. 30th      Dec. 31st    Dec. 31st
                                           2003         2002           2003          2003         2002
                                        -----------  -----------  --------------  -----------  -----------
Americas
Total net sales. . . . . . . . . . . .  $   66,509   $   70,988   $      64,217   $  266,391   $  295,136
Operating profit before amortization .  $   11,450   $   10,416   $       9,658   $   44,377   $   44,906
OP % . . . . . . . . . . . . . . . . .        17.2%        14.7%           15.0%        16.7%        15.2%

Europe
Total net sales. . . . . . . . . . . .  $   57,897   $   54,768   $      51,435   $  220,568   $  199,108
Operating profit before amortization .  $    7,739   $    6,293   $       7,113   $   30,639   $   25,136
OP % . . . . . . . . . . . . . . . . .        13.4%        11.5%           13.8%        13.9%        12.6%

Asia
Total net sales. . . . . . . . . . . .  $   37,699   $   31,149   $      34,006   $  132,927   $  117,246
Operating profit before amortization .  $    8,248   $    5,238   $       6,799   $   27,435   $   20,313
OP % . . . . . . . . . . . . . . . . .        21.9%        16.8%           20.0%        20.6%        17.3%

Consolidated Total
Total net sales. . . . . . . . . . . .  $  162,105   $  156,905   $     149,658   $  619,886   $  611,490
Operating profit before amortization .  $   27,437   $   21,947   $      23,570   $  102,451   $   90,355
OP % . . . . . . . . . . . . . . . . .        16.9%        14.0%           15.7%        16.5%        14.8%





MacDermid, Incorporated
Sales and Margins by Group


inThousands
                                           Three                   Three Months     Twelve
                                          Months        Ended         Ended         Months        Ended
                                         Dec. 31st    Dec. 31st     Sep. 30th      Dec. 31st    Dec. 31st
                                           2003         2002           2003          2003         2002
                                        -----------  -----------  --------------  -----------  -----------
Advanced Surface Finishing
Total net sales. . . . . . . . . . . .  $   92,090   $   85,819   $      85,444   $  348,131   $  328,594
Operating profit before amortization .  $   14,259   $    9,380   $      13,238   $   53,601   $   41,511
OP % . . . . . . . . . . . . . . . . .        15.5%        10.9%           15.5%        15.4%        12.6%

Printing Solutions
Total net sales. . . . . . . . . . . .  $   70,015   $   71,086   $      64,214   $  271,755   $  282,896
Operating profit before amortization .  $   13,178   $   12,567   $      10,332   $   48,850   $   48,844
OP % . . . . . . . . . . . . . . . . .        18.8%        17.7%           16.1%        18.0%        17.3%

Consolidated Total
Total net sales. . . . . . . . . . . .  $  162,105   $  156,905   $     149,658   $  619,886   $  611,490
Operating profit before amortization .  $   27,437   $   21,947   $      23,570   $  102,451   $   90,355
OP % . . . . . . . . . . . . . . . . .        16.9%        14.0%           15.7%        16.5%        14.8%





MacDermid, Incorporated
Condensed Consolidated Balance Sheets


inThousands

                                            Dec. 31st    Sep. 30th    Dec. 31st
                                              2003         2003         2002
                                           -----------  -----------  -----------

Cash and Equivalents. . . . . . . . . . .  $   61,294   $   30,105   $   32,019
Accounts Receivable, net. . . . . . . . .     137,149      142,921      142,806
Inventories, net. . . . . . . . . . . . .      75,775       88,312       85,738
Other Current Assets. . . . . . . . . . .      31,097       30,822       28,055
                                           -----------  -----------  -----------
                                              305,315      292,160      288,618

Property, Plant &
Equipment, net. . . . . . . . . . . . . .     113,642      127,635      132,581
Goodwill. . . . . . . . . . . . . . . . .     194,200      194,200      194,200
Intangibles . . . . . . . . . . . . . . .      30,061       30,626       31,825
Other Long Lived Assets . . . . . . . . .      54,017       57,500       60,669
                                           -----------  -----------  -----------
Total Assets. . . . . . . . . . . . . . .  $  697,235   $  702,121   $  707,893


Payables and Accruals . . . . . . . . . .  $  124,125   $  134,806   $  136,178
Short Term Debt . . . . . . . . . . . . .       1,498       10,978       11,353
Long Term Debt. . . . . . . . . . . . . .     301,203      310,103      310,068
Other Long Term Liabilities . . . . . . .      31,397       33,411       32,556
Shareholders' Equity. . . . . . . . . . .     239,012      212,823      217,738
                                           -----------  -----------  -----------
Total Liabilities & Shareholders' Equity.  $  697,235   $  702,121   $  707,893

Debt to Total Capital . . . . . . . . . .          56%          60%          60%





MacDermid, Incorporated
Condensed Consolidated Summary of Cash Flows


inThousands

                                                   Three                   Three Months     Twelve
                                                  Months        Ended         Ended         Months        Ended
                                                 Dec. 31st    Dec. 31st     Sep. 30th      Dec. 31st    Dec. 31st
                                                   2003         2002           2003          2003         2002
                                                -----------  -----------  --------------  -----------  -----------

Net earnings (loss). . . . . . . . . . . . . .  $   19,290     ($16,321)  $      13,441   $   56,427   $    9,349
Earnings (loss) from discontinued
operations . . . . . . . . . . . . . . . . . .       5,632      (22,853)             66        5,592      (22,128)
                                                -----------  -----------  --------------  -----------  -----------
Earnings from continuing operations. . . . . .      13,658        6,532          13,375       50,835       31,477

Depreciation . . . . . . . . . . . . . . . . .       3,976        3,806           3,874       15,793       16,361
Amortization . . . . . . . . . . . . . . . . .         889        1,528             792        3,301        6,222
Provision for bad debt . . . . . . . . . . . .        (953)         727           1,021        2,606        4,773
Stock compensation expense . . . . . . . . . .       1,119        1,002             915        4,219        4,028
Working capital changes. . . . . . . . . . . .      14,370       30,013           1,737       20,489       53,469
Impairment charges . . . . . . . . . . . . . .           -          982               -            -          982
Impact of adopting SFAS150 . . . . . . . . . .           -            -          (3,228)      (3,228)           -
Discontinued operations. . . . . . . . . . . .      (3,792)       2,714          (1,856)      (3,135)       8,881
                                                -----------  -----------  --------------  -----------  -----------
Cash from operations . . . . . . . . . . . . .      29,267       47,304          16,630       90,880      126,193

Capital spending, net. . . . . . . . . . . . .      (5,369)      (2,110)         (2,790)     (10,860)      (4,387)

                                                -----------  -----------  --------------  -----------  -----------
Owner earnings . . . . . . . . . . . . . . . .  $   23,898   $   45,194   $      13,840   $   80,020   $  121,806

Dividends to shareholders. . . . . . . . . . .        (908)        (646)           (934)      (3,108)      (2,581)
Increase/(decrease) in debt. . . . . . . . . .       3,255      (34,712)           (940)      (3,277)    (104,021)
Treasury shares. . . . . . . . . . . . . . . .           -         (378)        (21,293)     (51,753)        (822)
Other. . . . . . . . . . . . . . . . . . . . .       4,944          245           1,129        7,393          570
                                                -----------  -----------  --------------  -----------  -----------

Increase/(decrease) in cash. . . . . . . . . .  $   31,189   $    9,703         ($8,198)  $   29,275   $   14,952
                                                ===========  ===========  ==============  ===========  ===========


**Note:  Pro forma owner earnings
      adjusted for semi-annual bond interest
       payments would have been as
follows: . . . . . . . . . . . . . . . . . . .  $   16,998   $   38,294   $      20,740   $   80,020   $  121,806
